UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2019

Neiman Marcus Group LTD LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	333-133184-12	20-3509435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Marcus Square
1618 Main Street
Dallas, Texas 75201

(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 743-7600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 31, 2019, Neiman Marcus Group LTD LLC, a Delaware limited liability company (the “Company”), issued a press release announcing the expiration and final results for its previously announced offers to exchange (the “Exchange Offers”) any and all of its $960,000,000 aggregate principal amount of existing unsecured 8.000% Senior Cash Pay Notes due 2021 (the “Existing Cash Pay Notes”) and $655,746,580 aggregate principal amount of existing unsecured 8.750%/9.500% Senior PIK Toggle Notes due 2021 (the “Existing PIK Toggle Notes” and, together with the Existing Cash Pay Notes, the “Existing Notes”) for a combination of (a) non-voting cumulative preferred shares of Series A Preferred Stock of MYT Holding Co., a U.S. holding company that will indirectly hold, prior to the settlement date of the Exchange Offers, NMG Germany GmbH, which holds and conducts the operations of MyTheresa, accruing dividends at a rate of 10.000% per annum and (b) new third lien notes due 2024, bearing interest payable in cash at a rate of 8.000% per annum in respect of exchanged Existing Cash Pay Notes and 8.750% per annum in respect of exchanged Existing PIK Toggle Notes.

As of 5:00 p.m., New York City time, on May 31, 2019 (such time and date, the “Expiration Date”), approximately 91.6% of the total outstanding principal amount of the Existing Cash Pay Notes and 91.3% of the outstanding principal amount of Existing PIK Toggle Notes, representing approximately $1,477.0 million in aggregate principal amount of the Existing Notes, had been validly tendered in conjunction with the Exchange Offers. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit Number	Description
99.1	Press Release, dated as of May 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEIMAN MARCUS GROUP LTD LLC

Date: June 3, 2019	By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary